Dividends	6 Months Ended
Sep. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Dividends
8. Dividends

	Pence per share	Cash dividend paid £m	Scrip dividend £m
Ordinary dividends
Final dividend in respect of the year ended 31 March 2026	32.14	990	609
Interim dividend in respect of the year ended 31 March 2026	16.35	729	80
Final dividend in respect of the year ended 31 March 2025	30.88	894	617
The Directors are proposing an interim dividend of 16.97 pence per share to be paid in respect of the year ending 31 March 2027. This would distribute approximately £853 million of shareholders’ equity.
A final dividend for the year ended 31 March 2026 of 32.14 pence per share was paid in July 2026. The cash dividend paid was £990 million with an additional £609 million settled via a scrip issue.